AMENDMENT NO. 1
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of March 17, 2011, is by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the “Borrower”), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the “General Partner”), PETROLANE INCORPORATED, a Pennsylvania corporation (“Petrolane”; the General Partner and Petrolane are, on a joint and several basis, the “Guarantors”; the Borrower, the General Partner and Petrolane are, on a joint and several basis, the “Obligors”), J.P. MORGAN SECURITIES INC. and CREDIT SUISSE SECURITIES (USA) LLC, as Co-Documentation Agent, the several financial institutions from time to time party to the Credit Agreement (collectively, the “Banks”; individually, a “Bank”) and WELLS FARGO BANK, N.A. (as successor by merger to Wachovia Bank, National Association), as agent for the Banks (the “Agent”), Issuing Bank and Swing Line Bank.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Agent, CitiGroup Global Markets Inc., as Syndication Agent and the Banks are parties to that certain Credit Agreement dated as of November 6, 2006 (as in effect on the date hereof and amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”; terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Borrower and Guarantors have requested that the Agent and the Banks agree to revise the definition of “Available Cash” in the Credit Agreement; and

WHEREAS, the Agent and the Required Banks have agreed to make such revision on the terms and conditions set forth in this Amendment;

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

1.01. Definitions.

(a) Section 1.1 of the Credit Agreement shall be amended by amending and restating the following definition to read as follows:

“Available Cash” as to any calendar quarter means

(a) the sum of (i) all cash of the Borrower and the Restricted Subsidiaries on hand at the end of such quarter and (ii) all additional cash of the Borrower and the Restricted Subsidiaries on hand on the date of determination of Available Cash with respect to such quarter resulting from borrowings subsequent to the end of such quarter, less

(b) the amount of cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Borrower and the Restricted Subsidiaries (including reserves for future capital expenditures) subsequent to such quarter, (ii) provide funds for distributions under Sections 5.3(a), (b) and (c) or 5.4(a) of the partnership agreement of the Public Partnership (such Sections as in effect on the Closing Date, together with all related definitions, being hereby incorporated herein in the form included in such partnership agreement on the Closing Date and without regard to any subsequent amendments or waivers of the provisions of, or any termination of, such partnership agreement) in respect of any one or more of the next four quarters, or (iii) comply with applicable law or any debt instrument or other agreement or obligation to which the Borrower or any Restricted Subsidiary is a party or its assets are subject; provided, however, that Available Cash attributable to any Restricted Subsidiary shall be excluded to the extent dividends or distributions of such Available Cash by such Restricted Subsidiary are not at the date of determination permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or other regulation.

Section 2. Representations and Warranties. The Borrower and each Guarantor represent and warrant to the Agent and each Bank that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower or Guarantors, as applicable, and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment.

(d) The representations and warranties set forth in Article VI of the Credit Agreement (Sections 6.1 through 6.12 and Sections 6.17 through 6.25 with respect to the Borrower; Section 6.15 (and such other Sections of Article VI that are expressly related to Petrolane) with respect to Petrolane; and Section 6.16 (and such other Sections of Article VI that are expressly related to the General Partner) with respect to the General Partner) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) and as if each reference in said Article VI to “this Agreement” includes reference to this Amendment and the Credit Agreement as amended by this Amendment.

(e) There has occurred since September 30, 2010, no event or circumstance that has resulted in, or presents a reasonable likelihood of having, a Material Adverse Effect.

(f) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (before and after giving effect to the Amendment).

(g) There are no set-offs or defenses against the Notes, the Credit Agreement as amended by this Amendment or any other Loan Document.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:

3.01. Execution. This Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Agent and the Required Banks, and the Consent attached hereto (the “Consent”) shall have been executed and delivered by the Restricted Subsidiaries listed therein.

Section 4. Expenses. The Borrower shall pay (a) all out-of-pocket expenses of the Agent (including reasonable fees and disbursements of counsel for the Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof; and (b) all out-of-pocket expenses incurred by the Agent and each of the Banks, including fees and disbursements of counsel for the Agent and each Bank, in connection with any Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement as amended by this Amendment, and the other Loan Documents.

Section 5. General. References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to “the Credit Agreement” and “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or by email in portable document format (“.pdf”) shall constitute delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERIGAS PROPANE, L.P.

By:AMERIGAS PROPANE, INC., as General Partner
By:

Name:

Title:

GUARANTORS:

AMERIGAS PROPANE, INC.

By:
Name:
Title:

PETROLANE INCORPORATED

By:
Name:
Title:

WELLS FARGO BANK, N.A. (as successor by

merger to Wachovia Bank, National Association), as Agent and as a Bank

By:
Name: Allison Newman
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA

By:
Name:
Title:

THE BANK OF NEW YORK MELLON CORPORATION (as

successor by merger to Mellon Bank, N.A.)

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:
Name:
Title:

CONSENT

Each of the undersigned hereby acknowledges receipt of the foregoing Amendment and hereby acknowledges and reaffirms that its Subsidiary Guarantee shall remain in full force and effect and is hereby ratified and confirmed in all respects notwithstanding the execution of such Amendment and the consummation of the transactions described or otherwise contemplated therein. Each of the undersigned hereby acknowledges, confirms and ratifies its obligations under the Subsidiary Guarantee are valid and binding obligations upon it. Each of the undersigned further acknowledges that it possesses no defense, offset, counterclaim, or cross-claim whatsoever to the enforcement of such Subsidiary Guarantee.

Date: March 17, 2011

AMERIGAS PROPANE PARTS & SERVICE, INC.

By:
Name:
Title:

AMERIGAS EAGLE HOLDINGS, INC.

By:
Name:
Title: